UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 8-K/A

                                 Current Report
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 1, 2006

                            China Agro Sciences Corp.
             (Exact name of registrant as specified in its charter)

          Florida                       O-49687                   33-0961490
      (State or other                 (Commission             (I.R.S. Employer
jurisdiction of incorporation)        File Number)           Identification No.)

                          100 Wall Street - 15th Floor
                               New York, NY 10005
               (Address of principal executive offices) (zip code)

                                 (212) 232-0120
              (Registrant's telephone number, including area code)


         (Former name or former address, if changed since last report.)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements

      As previously reported in our Current Report on Form 8-K, filed with the Securities and Exchange Commission on March 17, 2006, China Agro Sciences Corp., a Florida corporation formerly known as M-GAB Development Corporation (hereinafter "We" or "China Agro") entered into an Agreement and Plan of Merger (the "Agreement") with Dalian Holding Corp., a Florida corporation (formerly known as China Agro Sciences Corp.) ("DHC"). This transaction closed on May 1, 2006, at which time, in accordance with the Agreement, DHC merged with DaLian Acquisition Corp, a Florida corporation that was our wholly-owned subsidiary ("DaLian"). As a result of the merger, DaLian merged into DHC, with DHC remaining as the surviving entity and our wholly-owned subsidiary, DaLian, ceased to exist, and we issued 13,449,488 shares of our common stock to the former shareholders of DHC. At the same time, certain of the DHC shareholders acquired 5,500,000 China Agro shares directly from our then majority shareholder, director, and sole officer, Carl M. Berg, and his holding company, Sadie, LLC. Following the closing, the DHC shareholders owned 18,949,488 shares of our common stock, or 94.2% of our outstanding 20,000,000 shares. In accordance with the terms of the Agreement, on April 28, 2006 we terminated our status as a business development company under the Investment Company Act of 1940.

      The above transaction is being accounted for using the reverse purchase method of accounting for financial reporting purposes since (i) prior to this transaction China Agro had little or no substantial assets or business operations, (ii) post-closing, the former owners of DHC now own approximately 95% of China Agro and therefore control China Agro, and (iii) post-closing, the only continuing business operations of China Agro are those of DHC. Although this transaction is being accounted for as a reverse merger, in the interest of full disclosure we are attaching the unaudited pro forma financial statements showing the combined businesses of China Agro and DHC for the indicated periods.

      The purpose of this amended filing is to enclose the pro forma financial statements.

B.    Pro Forma Financial Information

      The following unaudited twelve month and six month pro forma combined statements of operations have been derived by the application of pro forma adjustments to the historical financial statements of China Agro and DHC to reflect the May 1, 2006 transaction.

      The unaudited twelve month pro forma combined statements of operations include the unaudited statement of operations of China Agro for the nine months ended September 30, 2005, as presented in its Quarterly Report on Form 10-Q for the nine months ended September 30, 2005, as filed with the Securities and Exchange Commission on November 21, 2005. The unaudited twelve month pro forma combined statements of operations include the audited statement of operations of DHC for the twelve months ended September 30, 2005, which were included with China Agro's Current Report on Form 8-K filed with the Securities and Exchange Commission on May 5, 2006.


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

      The unaudited pro forma combined statements of operations for the twelve month period presented give effect to the transaction with DHC as if it had occurred at October 1, 2004. The unaudited pro forma combined statements of operations for the twelve month period should be read in conjunction with the historical financial statements of China Agro and DHC. China Agro's audited financial statements are incorporated by reference from its Annual Report on Form 10-K for the twelve months ended December 31, 2005, as filed with the Securities and Exchange Commission on March 31, 2006, and its Annual Report on Form 10-K for the twelve months ended December 31, 2004, as filed with the Securities and Exchange Commission on March 25, 2005, and as amended and filed with the Securities and Exchange Commission on July 22, 2005. DHC's audited financial statements for the twelve months ended September 30, 2005 were included in China Agro's Current Report on Form 8-K filed with the Securities and Exchange Commission on May 5, 2006. The unaudited pro forma combined statements of operations should not be considered indicative of actual results that would have been achieved had the transaction been consummated on the date indicated, nor are they necessarily indicative of future operating results.

      The unaudited six month pro forma combined statements of operations also include the unaudited statement of operations of China Agro for the three months ended March 31, 2006, as presented in its Quarterly Report on Form 10-Q for the three months ended March 31, 2006, as filed with the Securities and Exchange Commission on May 16, 2006. The unaudited six month pro forma combined statements of operations include the unaudited statement of operations of DHC for the six months ended March 31, 2006.

      The unaudited pro forma combined statements of operations for the six month period presented give effect to the transaction with DHC as if it had occurred at October 1, 2005. The unaudited pro forma combined statements of operations for the six month period should be read in conjunction with the unaudited interim financial statements of China Agro. China Agro's unaudited interim financial statements are incorporated by reference to its Quarterly Report on Form 10-Q for the three months ended March 31, 2006, as filed with the Securities and Exchange Commission on May 16, 2006. The unaudited pro forma combined statements of operations should not be considered indicative of actual results that would have been achieved had the transaction been consummated on the date indicated, nor are they necessarily indicative of future operating results.


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

      The unaudited pro forma twelve month and six month combined statements of operations are based on currently available information and certain assumptions that management of China Agro believes are appropriate. Management of China Agro believes that the assumptions utilized provide a reasonable basis for presenting the significant effects of the acquisition and that the pro forma adjustments give appropriate effects to those assumptions and are properly applied in the unaudited pro forma combined statements of operations.

      The unaudited pro forma combined statements of operations exclude non-recurring items directly attributable to the acquisition such as non-capitalizable transaction costs as discussed above. Also, in accordance with the pro forma adjustment guidelines, cost savings from anticipated efficiencies and synergies, if any, have not been reflected in the unaudited pro forma condensed consolidated statements of operations.


                            CHINA AGRO SCIENCES CORP.

                             PROFORMA BALANCE SHEETS
                                    (U.S. $)

================================================================================

                                                       MARCH 31,   SEPTEMBER 30,
                                                         2006          2005

                                     ASSETS

CURRENT ASSETS:
  Cash and cash equivalents                          $    552,847   $     77,250
  Inventories                                           3,943,204        125,567
  Prepaid taxes                                           402,693         42,398
  Advances to vendors                                       7,603          7,429
  Other current assets                                     30,455         25,064
                                                     ------------   ------------
     TOTAL CURRENT ASSETS                               4,936,802        277,708

PROPERTY AND EQUIPMENT, NET OF
ACCUMULATED DEPRECIATION                                6,731,695      5,761,865
                                                     ------------   ------------

TOTAL ASSETS                                         $ 11,668,497   $  6,039,573
                                                     ============   ============

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable                                   $  4,710,342   $  1,134,333
  Short-term bank loan                                    318,408             --
  Due to affiliated company                             1,412,730      1,380,153
  Accrued expenses and sundry current liabilities          58,099          2,654
                                                     ------------   ------------
     TOTAL CURRENT LIABILITIES                          6,499,579      2,517,140

LONG-TERM DEBT                                            398,010        311,066

STOCKHOLDERS' EQUITY                                    4,770,908      3,211,367
                                                     ------------   ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY           $ 11,668,497   $  6,039,573
                                                     ============   ============

================================================================================


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

                            CHINA AGRO SCIENCES CORP.

                        PROFORMA STATEMENT OF OPERATIONS
                                     (U.S.$)

================================================================================

                                           SIX MONTHS ENDED        YEAR ENDED
                                            MARCH 31, 2006     DECEMBER 31, 2005

SALES                                       $    5,814,184      $           --
                                            --------------      --------------

COSTS AND EXPENSES:
  Cost of sales                                  4,325,889                  --
  General and administrative expenses              256,170             300,222
  Interest expense (income), net                     2,128                (199)
                                            --------------      --------------
     TOTAL COSTS AND EXPENSES                    4,584,187            (300,023)
                                            --------------      --------------

NET INCOME (LOSS)                           $    1,229,997      $     (300,023)
                                            ==============      ==============

================================================================================

EXHIBITS

         None.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 17, 2006                                China Agro Sciences Corp.,
                                                    a Florida corporation

                                                    /s/ Zhengquan Wang
                                                    ----------------------------
                                                    By:  Zhengquan Wang
                                                    Its: Chief Executive Officer


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